UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2021

TIMBER PHARMACEUTICALS, INC.

(Exact Name of registrant as Specified in its Charter)

Delaware	001-37411	59-3843182
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Allen Road, Suite 401

Basking Ridge, NJ 07920

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (908)636-7160

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2021, Timber Pharmaceuticals, Inc. (the “Company” or “Timber”) entered into an underwriting agreement with H.C. Wainwright & Co., LLC, as representative of the several underwriters named in Schedule I thereto (the “Representative”), relating to the public offering, issuance and sale of 21,325,000 shares of its common stock and, to certain investors, pre-funded warrants to purchase 2,112,500 shares of common stock, and accompanying warrants to purchase up to an aggregate of 23,437,500 shares of its common stock (the “Offering”). Each share of common stock and pre-funded warrant to purchase one share of common stock is being sold together with a warrant to purchase one share of common stock. All of the securities sold in the Offering were sold by the Company. The public offering price of each share of common stock and accompanying common warrant is $0.64 and $0.639 for each pre-funded warrant and accompanying common warrant. The pre-funded warrants will be immediately exercisable at a price of $0.001 per share of common stock. The warrants will be immediately exercisable at a price of $0.70 per share of common stock and will expire five years from the date of issuance. The shares of common stock and pre-funded warrants, and the accompanying warrants, will be issued separately and will be immediately separable upon issuance. The Company also granted the Representative a 30-day over-allotment option, pursuant to the underwriting agreement, to purchase an additional 3,515,625 shares of common stock and/or additional warrants to purchase 3,515,625 shares of common stock at the public offering price per share and/or per warrant less the underwriters’ discounts and commissions. The Offering is expected to close on or about November 5, 2021, subject to the satisfaction or waiver of customary closing conditions.

The Company has agreed to pay the Representative a commission of up to 6.0% of the gross proceeds raised in the underwritten offering and agreed to pay an expense allowance consisting of (a) a management fee equal to 1.0% of the gross proceeds raised in the offering, (b) $50,000 for non-accountable expenses, (c) up to $100,000 for fees and expenses of legal counsel and other out-of-pocket expenses and (d) $15,950 clearing fees. The gross proceeds to the Company, before deducting underwriting discounts and commissions and other offering expenses, are expected to be approximately $15 million. The Company anticipates using the net proceeds from the Offering for general corporate purposes, including, but not limited to, ongoing research and pre-clinical studies, clinical trials, the development of new biological and pharmaceutical technologies, investing in or acquiring companies that are synergistic with or complementary to the Company’s technologies, and licensing activities related to the Company’s current and future product candidates and working capital.

The common stock, pre-funded warrants and common warrants are being offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-255743) previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on May 11, 2021. A preliminary prospectus supplement and prospectus supplement relating to the offering have been filed with the Commission.

A copy of the legal opinion and consent of Lowenstein Sandler LLP relating to the validity of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreement provides for indemnification by the Representative of the Company, its directors and certain of its executive officers, and by the Company of the Representative, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto.

The foregoing descriptions of the Underwriting Agreement, the Pre-Funded Warrants and the Warrants are qualified in their entirety by reference to the Underwriting Agreement, the form of Pre-Funded Warrant and the form of Warrant, each of which are attached as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On November 2, 2021, the Company issued a press release announcing the proposed public offering of its securities. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 2, 2021, the Company issued a press release announcing that it priced a public offering of its securities. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. All statements pertaining to Timber’s expectations regarding future financial and/or operating results, the proposed offering of Timber’s securities, including as to the consummation of the offering described above, the size of the offering and the use of net proceeds therefrom, potential for Timber’s products and future revenues or growth in this Current Report on Form 8-K constitute forward-looking statements.

Timber has based these forward-looking statements largely on their then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Timber’s control. Timber has based these forward-looking statements largely on its then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements involve risks and uncertainties, many of which are beyond the control of Timber and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors.

The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Timber undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 2, 2021 by and between Timber Pharmaceuticals, Inc. and H.C. Wainwright & Co., LLC.
4.1	Form of Pre-funded Warrant.
4.2	Form of Warrant.
5.1	Opinion of Lowenstein Sandler LLP.
23.1	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.1).
99.1	Press release dated November 2, 2021.
99.2	Press release dated November 2, 2021.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Timber Pharmaceuticals, Inc.

	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer

Date: November 4, 2021